Fees Summary	Mar. 17, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 966.70
Total Fee Amount	966.70
Total Transaction Valuation	7,000,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00